As filed with the Securities and Exchange Commission on March 8, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6872
(Registrant's telephone number, including area code)

Date of fiscal year end:  December 31, 2018

Date of reporting period:  December 31, 2018

Item 1. Reports to Stockholders.

Capital Advisors Growth Fund

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the fund complex and may apply to all funds held through your financial intermediary.

CAPITAL ADVISORS GROWTH FUND

January 31, 2019

Dear Shareholder,

The Capital Advisors Growth Fund (the “Fund”) declined -10.22% in the final six months of 2018, compared to losses of -6.85% and -8.17% for the Fund’s benchmarks, the S&P 500® Index and Russell 1000® Growth Index, respectively.

The following data summarizes the Fund’s performance over various holding periods ending December 31, 2018, in comparison to the Fund’s relevant benchmarks:

Periods Ending December 31, 2018

			Russell 1000®
	Fund	S&P 500® Index	Growth Index
6-Months	-10.22%	-6.85%	-8.17%
12-Months	-4.80%	-4.38%	-1.51%
3-Years	6.29%	9.26%	11.15%
5-Years	5.52%	8.49%	10.40%
10-Years	10.12%	13.12%	15.29%
Inception (12/31/1999)	2.71%	4.86%	3.75%

Net Expense Ratio: 1.03%^ Gross Expense Ratio 1.23% (as of the Fund’s most recently filed Prospectus)

^
Capital Advisors, Inc. (“Capital Advisors”), the Fund’s investment advisor, has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses, through at least April 29, 2019, to ensure that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, taxes, interest and extraordinary expenses) do not exceed 1.00% of average daily net assets of the Fund.  The net expense ratio represents the percentage paid by investors.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

The Fund imposes a 2.00% redemption fee if shares are redeemed within 7 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

PERFORMANCE ATTRIBUTION

The industry sectors that contributed most favorably to the Fund’s return in 2018 were information technology and healthcare.  The top-performing individual stock was Amazon.com, Inc. (AMZN: $1,719), while Merck &

CAPITAL ADVISORS GROWTH FUND

Co., Inc. (MRK: $73) and Salesforce.com, Inc. (CRM: $152) also supported the Fund’s return.

The financial and industrial sectors detracted most from the Fund’s return in 2018.  Individual stocks that performed weakly during the year include Citigroup, Inc. (C: $64), Coherent, Inc. (COHR: $118) and Celgene Corp. (CELG: $88).  Fortunately, Celgene received a buyout offer on January 3rd, 2019 at a nice premium to its then prevailing stock price, allowing for a swift recovery from its under-performance in 2018.

Fund performance was supported by holding a material cash reserve throughout the second half, averaging approximately 12% of Fund assets during the period.  We consider this reserve to be a prudent risk-management strategy at a time when uncertainty throughout the global economy seems particularly elevated.

OUTLOOK

The stock market declined sharply in the fourth quarter of 2018 in response to multiple risk factors, including escalating trade tensions between the U.S. and China, tightening monetary policy, sinking oil prices, and a wave of negative earnings estimate revisions from Wall Street analysts.  We suspect the lows reached on Christmas Eve might mark the bottom for the stock market pull-back, as long as the economy doesn’t slip into recession.  On this front, we are quite optimistic.

We believe major structural changes within the U.S. economy over many decades have made it far more resilient to shocks.  Consider the graphic below, and the explanations that follow:

Decade by Decade Standard Deviation
U.S. Gross Domestic Product (GDP) Net of Inflation
Jan. 1, 1930 to Dec. 31, 2016

Source: Strategic Economic Decisions, Inc.; BEA

CAPITAL ADVISORS GROWTH FUND

The message in this graph is remarkable, but it is rarely discussed in the financial media.  The data basically says that economic risk has collapsed in the U.S. over the past 80 years.  This particular graph depicts the volatility of economic output net of inflation, or “Real GDP,” but we could show similar charts for a diverse mix of economic indicators, and the message would be the same.  The volatility of our economy has declined substantially over time.

Importantly, there are structural reasons for this outcome that suggest it is sustainable, in our opinion.  We believe the following four structural developments are important contributors to the increasing resilience of the U.S. economy:

1)
Rise of the Service Sector – Approximately 83% of private sector incomes are currently generated by service sector jobs.[1]  This supports a material reduction in the influence of inventory cycles on the economy, as well as the threat from trade related frictions due to the non-tradeable nature of many services, like haircuts, education and medical care.

2)
Two-Income Households – The percentage of U.S. households supported by more than one income has risen steadily over the decades, resulting in greater stability for the largest contributor to economic output by far – household consumption.

3)
Proactive Social and Fiscal Policies – It is easy to forget that social programs like unemployment insurance and disability payments were not always part of the economic landscape.  Proactive fiscal and monetary policies have also evolved productively over the decades to help counter economic headwinds when they arise.

4)
Global Supply Chains – The input/output matrix for the global economy has exploded in size, while becoming increasingly sparse.  For example, the inputs required to produce a battery might come from eight countries today, instead of one or two.[2]  Moreover, each input is likely to be more specialized and require less labor for its production due to automation within the manufacturing process.  As a consequence, the amount of household income tied to any given unit of production is much smaller than it used to be, creating resilience for the system as a whole.

The net result of these structural changes (among others) is an economy that is very difficult to push into a sustained contraction.  This is relevant to the outlook for the stock market because recessions have played a primary role in the majority of bear markets historically.  Absent an economic recession,

_____________

[1]	Source: BLS; Strategic Economic Decisions www.sedinc
[2]	Source: Strategic Economic Decisions, Inc. www.sedinc.com

CAPITAL ADVISORS GROWTH FUND

market crash in 1987 is a notable exception for its depth, but the recovery stock market pull-backs have tended to be relatively shallow and short (the time was relatively short, nonetheless, at roughly 23 months).3  We do not expect an economic recession for the foreseeable future, and therefore we do not expect the U.S. stock market to suffer sustained weakness substantially below the levels that were achieved at the end of last year.

CURRENT PORTFOLIO DESIGN

We have tried to exploit recent volatility in the stock market to opportunistically increase allocations to companies that we feel have a healthy combination of balance sheet strength, strong management, stable cash flows and a defensible competitive advantage.  PayPal Holdings, Inc. (PYPL: ~$92) and Inuit, Inc. (INTU: ~$214) are two examples.  We are also looking outside of the Fund’s current holdings to identify companies we may have avoided in the past due to valuation.

We are mindful of the fact that many companies have increased their borrowing substantially over the past decade.  Corporate debt recently reached a record level at 46% of GDP4.  We believe this development is rational from the perspective of corporate leaders facing record low interest rates for most of the past 10 years, and a structurally resilient economy for the reasons described above.  Even so, we suspect unintended consequences from excessive debt and leverage might be a likely source for negative surprises in the years to come.

In this environment we believe it makes sense to elevate the importance of balance sheet strength when identifying potential investment opportunities in the stock market.  We have been “overweighting” this fundamental factor as we seek new investment opportunities for the Fund.

_____________

[3]	The S&P 500 Index returned to its pre-crash high within 23 months according to data provided by Bloomberg.
[4]	Source: Bloomberg

CAPITAL ADVISORS GROWTH FUND

FUND HOLDINGS

The ten largest holdings in the Fund as of December 31, 2018 were as follows:

Security	No. Shares	Cost/Share	Market/Share	Portfolio %
Microsoft	23,320	74.85	101.57	4.9
UnitedHealth	9,105	201.87	249.12	4.7
Brookfield Asset Mgt.	58,900	21.07	38.35	4.7
Visa	16,585	42.92	131.94	4.5
Amazon.com	1,425	283.87	1,501.97	4.4
Procter & Gamble	21,885	74.21	91.92	4.2
Alphabet	1,942	208.29	1,035.61	4.1
Apple	12,615	83.04	157.74	4.1
Danaher Corp.	17,775	103.60	103.12	3.8
Carmax	27,500	69.09	62.73	3.6

Of the 29 common stocks held by the Fund as of December 31, 2018, the 10 largest holdings represented 43.0% of total assets.  The Fund held 13.2% of its assets in interest bearing cash reserves as of December 31, 2018.

RECENT ADDITIONS TO THE FUND

Recent new additions to the Fund’s portfolio include HD Supply Holdings, Inc. (HDS: $42), JP Morgan Chase & Co. (JPM: $104) and TE Connectivity Ltd. (TEL: $80).

HD Supply Holdings, Inc.

HD Supply Holdings, Inc. (HDS) is one of the largest industrial distributors in North America with a specific focus on two subsectors of industrial supply: Facilities Maintenance and Construction & Industrial.  The company’s competitive advantage stems from it superior scale within these two verticals relative to regional competitors and less focused national suppliers.

We believe HDS’ fiscal 2019 (begins Jan. 31, 2019) will represent the first full year for HDS to operate with an optimized capital structure and business mix since going public in 2013.  HDS is a former division of Home Depot, Inc. (HD: $182) that was sold to private equity investors in 2007.  The company operated under private equity ownership for five years, during which it amassed a substantial debt load resulting in a peak leverage ratio of approximately 14x.5

Since returning to the public markets approximately five years ago, management has narrowed the company’s focus to the two subsectors of industrial supply listed above, while diligently paying down debt.  Today HDS holds the #1 market share position in each of its areas of focus, while balance sheet leverage has been restored to a more prudent level.

_____________

[5]	Source: Company filings, company management

CAPITAL ADVISORS GROWTH FUND

Going forward we believe the company can sustain its objective to grow its revenue at least three percentage points faster than the overall markets they serve, implying long-term revenue growth in the 6% range for the foreseeable future.  Modest operating leverage, continued debt reduction and a shrinking share count (through ongoing stock re-purchase programs) can support low double-digit growth in earnings in our view.

JP Morgan Chase & Co.

The addition of JP Morgan Chase & Co. personifies our strategy of using recent market weakness to add quality companies to the Fund.  As of the time of its purchase, JPM shares were trading roughly 15% below their previous high6.

JP Morgan is a global, “money center” bank with a concentration in the United States, from which it generates approximately 80% of its revenue.  Its U.S. deposit asset base is approximately $1.4 trillion, $400 billion of which bears no interest costs7.  JP Morgan is also the nation’s largest credit card issuer, which complements the Fund’s e-payments holdings in Visa, Inc. (V: $138) and PayPal Holdings, Inc. (PYPL: $92)8.

In our view, management has built a defensible competitive moat through scale (size), product diversification, technology, and risk management systems.  Together, these attributes help the company to control costs and risks while enabling management to focus on attractive longer-term opportunities.  The diversified business model can help stabilize the financial results, increase customer switching costs, and increase asset returns (revenue generated on each dollar of assets) versus smaller peers.  Compared with its two key U.S. peers, JP Morgan has generated a higher return on equity in each year since 20089.

JP Morgan maintains a notoriously strong balance sheet among the global money center banks.  Its pension is overfunded and its Tier 1 capital ratio is among the highest of its peers – well above regulatory thresholds.  The Tier 1 ratio is a key measure used by regulators to judge a bank’s balance sheet strength, as well as its ability to withstand negative financial market events.

TE Connectivity Ltd.

TE Connectivity Ltd. is a leader in providing electrical connectors and sensors to the Transportation, Industrial and Communications industries.

_____________

[6]	Source: Bloomberg
[7]	Source: Morningstar
[8]	Source: Forbes, Morningstar
[9]	Source: Bloomberg, Capital Advisors, Inc., “return on equity” is a measure of corporate profitability that reflects profits in relation to equity capital on the balance sheet

CAPITAL ADVISORS GROWTH FUND

We believe the company stands to benefit from solid long-term economic trends in each of those business areas:

•	Transportation – Electrification of the global transportation fleet
•	Industrial – Factory automation, robotics, medical devices, aerospace
•	Communication – Fifth-generation (5G) wireless networks, data centers

Content growth, valuation and solid cash flow generation drive the investment thesis.  In our view, vehicles are invariably moving towards electrification and higher technology content.  These trends should enable TE to increase the amount of product it sells into the average vehicle, even during cycles that involve lower overall global car sales.

TE’s customer relationships tend to be sticky.  Once the company’s products are designed into a product, be it a car, factory robot, internet router or airplane, the customer would typically incur high costs if it switched the design to accommodate a competitor’s products.  TE has generated consistently positive free cash flow over the last 10 years and it carries a solid balance sheet with an average credit rating of A-.10

Management is restructuring the Industrials unit with the goal of improving the cost structure over the course of 2019.  Key to this process is shifting some operations from high-cost regions to lower-cost areas that its customers have targeted for their own operations.  This effort may keep near-term profit margin expansion limited while improving the prospects for longer-term margin stability.

Recent stock market volatility and concerns about automobile production levels pressured TE shares during the fourth quarter, bringing them to what we believe was an attractive entry point at a price-earnings ratio of approximately 12.6, well below the five-year average of 15.5, and are near the lowest level during this period.11

Final Thoughts

There are plenty of worries in the world right now.  Uncertainty around global trade, monetary policy, the President’s Twitter account, and slowing growth in China and the Eurozone have all contributed to the volatility that has gripped global equity markets in recent months.  Yet we are reasonably optimistic because we do not expect these factors to tip the domestic economy into recession.

_____________

[10]	Sources: Company filings; Bloomberg; Credit Suisse HOLT
[11]	Source: Bloomberg, “price-earnings ratio” is calculated by dividing the stock price by the earnings per share for the underlying company

CAPITAL ADVISORS GROWTH FUND

We remain mindful of the possibility for a financial accident of some kind, and we recognize the potential for negative surprises emanating from excessive debt throughout the global economy.  We are watching credit spreads, credit default swaps, currencies and other fundamental indicators to identify warning signals.  These indicators might encourage us to change course if they start flashing red.  Otherwise, we are looking to put capital to work productively for the long-term.

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Keith C. Goddard, CFA	Steven V. Soranno, CFA, CAIA
Chief Investment Officer	Co-Portfolio Manager
Capital Advisors Growth Fund	Capital Advisors Growth Fund
CEO, Capital Advisors, Inc.	Director of Equity Research,
Capital Advisors, Inc.

Investment performance reflects contractual fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard and Steven V. Soranno, and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000® Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.  Indices are not available for direct investment and do not incur expenses.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.  Please refer to the schedule of investments for more complete holding information.

Mutual fund investing involves risk. Principal loss is possible. Growth stocks typically are more volatile than value stocks. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund may invest in derivatives, such as options, which involve risks different from, an in certain cases, greater than the risks presented by traditional investments.

CAPITAL ADVISORS GROWTH FUND

“Cash Flow” is the movement of money into or out of a business.  It is usually measured during a specified period of time.  Measurement of cash flow can be used for calculating other parameters that give information on a company’s value and situation.

Return on invested capital (“ROIC”) is a financial measure that quantifies how well a company generates cash flow relative to the capital it has invested in its business.  It is defined as net operating profit less adjusted taxes divided by invested capital, and is usually expressed as a percentage.

“Margin of Safety” refers to a principle of investing in which an investor only purchases securities when the market price is significantly below its intrinsic value.  In other words, when the market price is significantly below the investor’s estimation of the intrinsic value, the difference is the margin of safety.

Earnings growth is not a measure of the Fund’s future performance.

Must be preceded or accompanied by a current prospectus.  Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC.

CAPITAL ADVISORS GROWTH FUND

Comparison of the change in value of a $10,000 investment in the
Capital Advisors Growth Fund versus the S&P 500® Index
and the Russell 1000® Growth Index.

	Average Annual Total Return[1]
	One Year	Five Year	Ten Year
Capital Advisors Growth Fund	-4.80%	5.52%	10.12%
S&P 500® Index	-4.38%	8.49%	13.12%
Russell 1000® Growth Index	-1.51%	10.40%	15.29%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-205-0523.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held for 7 days or less.  If it did, total returns would be reduced.

[1]	Average Annual Total Return represents the average change in account value over the periods indicated.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000® Growth Index is a market capitalization-weighted index that contains those securities in the Russell 1000® Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at December 31, 2018 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period (7/1/18 – 12/31/18).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.00% per the operating expenses limitation agreement. Although the Fund charges no sales load or transaction fees, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second set of lines of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at December 31, 2018 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/18	12/31/18	7/1/18 – 12/31/18
Actual	$1,000.00	$ 897.80	$4.78
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.16	$5.09

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

CAPITAL ADVISORS GROWTH FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS – December 31, 2018 (Unaudited)

Percentages represent market value as a percentage of total investments.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2018

Shares	COMMON STOCKS - 86.83%	Value
	Aerospace & Defense - 2.44%
7,700	Raytheon Co.	$1,180,795

	Asset Management - 2.41%
2,975	BlackRock, Inc.	1,168,640

	Auto Dealerships - 3.56%
27,500	CarMax, Inc.*	1,725,075

	Biotechnology - 2.63%
19,880	Celgene Corp.*	1,274,109

	Business Services - 4.52%
16,585	Visa, Inc. - Class A	2,188,225

	Business Software & Services - 4.89%
23,320	Microsoft Corp.	2,368,612

	Catalog & Mail Order Houses - 4.42%
1,425	Amazon.com, Inc.*	2,140,307

	Credit Services - 2.17%
12,525	PayPal Holdings, Inc.*	1,053,227

	Diagnostics & Research - 3.79%
17,775	Danaher Corp.	1,832,958

	Drug Manufacturers - 3.48%
22,050	Merck & Co., Inc.	1,684,841

	Electronic Components - 2.54%
16,300	TE Connectivity Ltd.#	1,232,769

	Health Care Plans - 4.69%
9,105	UnitedHealth Group, Inc.	2,268,238

	Independent Oil & Gas - 1.98%
23,800	Continental Resources, Inc.*	956,522

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2018, Continued

Shares		Value
	Insurance - Diversified - 2.52%
31,000	American International Group, Inc.	$1,221,710

	Internet Information Providers - 4.17%
850	Alphabet, Inc. - Class A*	888,216
1,092	Alphabet, Inc. - Class C*	1,130,886
		2,019,102
	Major Airlines - 2.96%
28,760	Delta Air Lines, Inc.	1,435,124

	Medical Instruments & Supplies - 1.04%
1,050	Intuitive Surgical, Inc.*	502,866

	Medical Laboratories & Research - 2.62%
10,045	Laboratory Corp. of America Holdings*	1,269,286

	Money Center Banks - 3.14%
29,200	Citigroup, Inc.	1,520,152

	Personal Computers - 4.11%
12,615	Apple, Inc.	1,989,890

	Personal Products - 4.15%
21,885	Procter & Gamble Co.	2,011,669

	Personal Services - 2.90%
12,600	Bright Horizons Family Solutions, Inc.*	1,404,270

	Processed & Packaged Goods - 3.56%
15,610	PepsiCo, Inc.	1,724,593

	Real Estate Development - 4.66%
58,900	Brookfield Asset Management, Inc. - Class A#	2,258,815

	Scientific Research & Development Services - 1.52%
13,430	CRISPR Therapeutics AG*#	383,695
15,440	Editas Medicine, Inc.*	351,260
		734,955

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2018, Continued

Shares		Value
	Software - Application - 2.17%
5,340	Intuit, Inc.	$1,051,179

	Specialty Chemicals - 1.34%
8,400	Albemarle Corp.	647,388

	Specialty Retail - Other - 2.45%
8,640	Alibaba Group Holding Ltd. - ADR*	1,184,285
	Total Common Stocks (Cost $33,643,829)	42,049,602

	SHORT-TERM INVESTMENTS - 13.18%
6,384,317	Fidelity Investments Money Market
	Government Portfolio, Class I, 2.25%†
	(Cost $6,384,317)	6,384,317
	Total Investments in Securities
	(Cost $40,028,146) - 100.01%	48,433,919
	Liabilities in Excess of Other Assets - (0.01)%	(7,306)
	Net Assets - 100.00%	$48,426,613

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of December 31, 2018.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2018

ASSETS
Investments, at value (cost $40,028,146)	$48,433,919
Receivables:
Fund shares issued	4,985
Dividends and interest	50,731
Dividend tax reclaim	4,342
Prepaid expenses	15,198
Total assets	48,509,175
LIABILITIES
Payables:
Fund shares redeemed	7,879
Due to advisor	20,976
Audit fees	20,500
Shareholder reporting	4,926
Transfer agent fees and expenses	5,746
Administration and fund accounting fees	17,298
Chief Compliance Officer fee	1,500
Custodian fees	473
Legal fees	40
Trustee fees and expenses	414
Miscellaneous expense	2,810
Total liabilities	82,562

NET ASSETS	$48,426,613

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$48,426,613
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	2,108,596
Net asset value, offering and
redemption price per share	$22.97

COMPONENTS OF NET ASSETS
Paid-in capital	$40,924,368
Total distributable earnings	7,502,245
Net assets	$48,426,613

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS For the year ended December 31, 2018

INVESTMENT INCOME
Income
Dividends (net of foreign tax
withheld and issuance fees of $5,805)	$521,415
Interest	115,740
Total income	637,155
Expenses
Advisory fees (Note 4)	404,368
Administration and fund accounting fees (Note 4)	104,514
Transfer agent fees and expenses (Note 4)	32,480
Audit fees	20,900
Registration fees	19,899
Trustee fees and expenses	14,033
Legal fees	10,646
Chief Compliance Officer fee (Note 4)	9,000
Shareholder reporting	7,090
Custody fees (Note 4)	6,155
Miscellaneous fees	5,523
Insurance	2,148
Total expenses	636,756
Less: advisory fee waiver (Note 4)	(97,598)
Net expenses	539,158
Net investment income	97,997

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain from investments	1,823,579
Net change in unrealized appreciation on investments	(4,359,136)
Net realized and unrealized loss on investments	(2,535,557)
Net decrease in net assets
resulting from operations	$(2,437,560)

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$97,997	$95,942
Net realized gain on investments	1,823,579	4,069,217
Net change in unrealized appreciation
on investments	(4,359,136)	2,625,142
Net increase/(decrease) in net assets
resulting from operations	(2,437,560)	6,790,301

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS
Net dividends and distributions
to shareholders	(3,097,027)	(3,860,964)
Total dividends and distributions	(3,097,027)	(3,860,964	)*

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	2,081,396	3,479,637
Total increase/(decrease)
in net assets	(3,453,191)	6,408,974

NET ASSETS
Beginning of year	51,879,804	45,470,830
End of year	$48,426,613	$51,879,804	**

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	248,367	$6,633,421	222,713	$5,766,324
Shares issued in
reinvestment
of distributions	121,659	2,953,886	144,447	3,699,269
Shares redeemed+	(282,040)	(7,505,911)	(232,182)	(5,985,956)
Net increase	87,986	$2,081,396	134,978	$3,479,637
+ Net of redemption
fees of		$156		$14

*	Includes net investment income distributions of $95,287 and net realized gain distributions of $3,765,677.
**	Includes accumulated net investment income of $655.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the year

	Year Ended December 31,
	2018		2017		2016	2015		2014
Net asset value,
beginning of year	$25.68		$24.11		$22.12	$24.31		$23.97
Income from
investment operations:
Net investment income	0.05	(1)	0.05		0.03	0.02	(1)	0.13	(1)
Net realized and
unrealized gain/(loss)
on investments	(1.19)		3.56		2.12	(0.79)		2.80
Total from
investment operations	(1.14)		3.61		2.15	(0.77)		2.93
Less distributions:
From net
investment income	(0.05)		(0.05)		(0.05)	(0.13)		(0.26)
From net realized
gain on investments	(1.52)		(1.99)		(0.11)	(1.29)		(2.33)
Total distributions	(1.57)		(2.04)		(0.16)	(1.42)		(2.59)
Redemption fees retained	0.00	(1)(2)	0.00	(1)(2)	—	0.00	(1)(2)	0.00	(1)(2)
Net asset value, end of year	$22.97		$25.68		$24.11	$22.12		$24.31

Total return	-4.80%		14.98%		9.71%	-3.22%		12.57%

Ratios/supplemental data:
Net assets, end of
year (thousands)	$48,427		$51,880		$45,471	$38,914		$39,112
Ratio of expenses to
average net assets:
Before fee waivers	1.18%		1.39%		1.48%	1.49%		1.58%
After fee waivers	1.00%		1.18	%(3)	1.25%	1.25%		1.25%
Ratio of net investment
income/(loss) to average
net assets:
Before fee waivers	0.00%		(0.01)%		(0.11)%	(0.14)%		0.20%
After fee waivers	0.18%		0.20%		0.12%	0.10%		0.53%
Portfolio turnover rate	46.32%		58.34%		39.60%	44.34%		35.90%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.
(3)	Effective September 30, 2017, the Advisor agreed to limit total annual operating expenses to 1.00% of the average daily net assets.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2018

NOTE 1 – ORGANIZATION

The Capital Advisors Growth Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Fund began operations on December 31, 1999. The Fund is a diversified fund.  The investment objective of the Fund is to achieve long-term capital growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Fund’s returns filed for open tax years 2015 – 2017, or expected to be taken in the Fund’s 2018 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis. Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2018, Continued

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs: The Fund is able to make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2018, Continued

G.	Redemption Fees: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held 7 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

During the year ended December 31, 2018, the Fund retained $156 in redemption fees.

H.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of December 31, 2018, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for majority security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2018, Continued

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2018, Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$1,180,795	$—	$—	$1,180,795
Basic Materials	1,603,910	—	—	1,603,910
Consumer Goods	3,736,262	—	—	3,736,262
Financial	9,410,769	—	—	9,410,769
Healthcare	9,567,253	—	—	9,567,253
Services	7,889,061	—	—	7,889,061
Technology	8,661,552	—	—	8,661,552
Total Common Stocks	42,049,602	—	—	42,049,602
Short-Term Investments	6,384,317	—	—	6,384,317
Total Investments in Securities	$48,433,919	$—	$—	$48,433,919

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at December 31, 2018, the end of the reporting period. During the year ended December 31, 2018, the Fund recognized no transfers between levels.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2018, Capital Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an investment advisory agreement. The Advisor furnished all investment

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2018, Continued

advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.75%, based upon the average daily net assets of the Fund.  For the year ended December 31, 2018, the Fund incurred $404,368 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.00% of average daily net assets.

For the year ended December 31, 2018, the Advisor reduced its fees in the amount of $97,598. Effective April 30, 2018, the Advisor does not have the ability to recoup previously waived fees and expenses or future waived fees and expenses.

U.S. Bancorp Fund Services, LLC (“Fund Services” or the “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

For the year ended December 31, 2018, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$104,514
Transfer Agency (a)	25,680
Custody	6,155
Chief Compliance Officer	9,000

(a) Does not include out-of-pocket expenses

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2018, Continued

At December 31, 2018, the Fund had payables due to Fund Services for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$17,298
Transfer Agency (a)	4,359
Chief Compliance Officer	1,500
Custody	473
(a) Does not include out-of-pocket expenses

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $21,963,994 and $21,848,013, respectively.

NOTE 6 – INCOME TAXES

The tax character of distributions paid during the year ended December 31, 2018 and the year ended December 31, 2017 was as follows:

	December 31, 2018	December 31, 2017
Ordinary income	$90,568	$256,550
Long-term capital gains	3,006,459	3,604,414

Ordinary income distributions may include dividends paid from short-term capital gains.

As of December 31, 2018, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$40,028,146
Gross tax unrealized appreciation	10,500,457
Gross tax unrealized depreciation	(2,094,684)
Net tax unrealized appreciation	8,405,773
Undistributed ordinary income	9,242
Undistributed long-term capital gain	—
Total distributable earnings	9,242
Other accumulated gains/(losses)	(912,770)
Total accumulated earnings/(losses)	$7,502,245

The difference between book basis and tax basis distributable earnings is attributable to post-October losses.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2018, Continued

At December 31, 2018, the Fund deferred, on a tax basis, post-October losses of $912,770.

NOTE 7 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect a Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•	Growth-Style Investing Risk – Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.

•
Non-U.S. Investment Risk – Investments in foreign securities are subject to special risks. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

•
Depositary Receipt Risk – The Fund’s equity investments may take the form of sponsored or unsponsored depositary receipts. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

CAPITAL ADVISORS GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and
Shareholders of Capital Advisors Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Capital Advisors Growth Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 27, 2019

CAPITAL ADVISORS GROWTH FUND

NOTICE TO SHAREHOLDERS at December 31, 2018 (Unaudited)

For the year ended December 31, 2018, the Fund designated $90,568 and $3,006,459 as ordinary income and long-term capital gains, respectively, for purposes of the dividends paid deduction.

For the year ended December 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.80%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2018 was 100.00% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended December 31, 2018 was 0.00% for the Fund.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Fund’s Form N-Q is also available by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund	Other
	Held	Length	Occupation	Complex	Directorships
Name, Address	with the	of Time	During Past	Overseen	Held During
and Age	Trust	Served	Five Years	by Trustee(2)	Past Five Years(3)
Independent Trustees(1)
Gail S. Duree	Trustee	Indefinite	Director, Alpha	1	Trustee,
(age 72)		term;	Gamma Delta		Advisors Series
615 E. Michigan Street		since	Housing		Trust (for series
Milwaukee, WI 53202		March	Corporation		not affiliated
		2014.	(collegiate housing		with the Fund);
			management)		Independent
			(2012 to present);		Trustee from
			Trustee and Chair		1999 to 2012,
			(2000 to 2012),		New Covenant
			New Covenant		Mutual Funds
			Mutual Funds		(an open-end
			(1999 to 2012);		investment
			Director and		company with
			Board Member,		4 portfolios).
Alpha Gamma
Delta Foundation
(philanthropic
organization)
(2005 to 2011).

David G. Mertens	Trustee	Indefinite	Partner and Head	1	Trustee,
(age 58)		term*;	of Business		Advisors Series
615 E. Michigan Street		since	Development		Trust (for series
Milwaukee, WI 53202		March	(February 2019 to		not affiliated
		2017.	present) Ballast		with the Fund).
Equity Management,
LLC (a privately-held
investment advisory
firm); Managing
Director and Vice
President, Jensen
Investment
Management, Inc.
(a privately-held
investment advisory
firm) (2002 to 2017).

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund	Other
	Held	Length	Occupation	Complex	Directorships
Name, Address	with the	of Time	During Past	Overseen	Held During
and Age	Trust	Served	Five Years	by Trustee(2)	Past Five Years(3)
George J. Rebhan	Chairman	Indefinite	Retired; formerly	1	Trustee,
(age 84)	of the	term;	President, Hotchkis		Advisors Series
615 E. Michigan Street	Board	since	and Wiley Funds		Trust (for series
Milwaukee, WI 53202	and	May	(mutual funds)		not affiliated
Trustee		2002.	(1985 to 1993).		with the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

Joe D. Redwine(4)	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 71)		term;	Manager,		Advisors
615 E. Michigan Street		since	President, CEO,		Series Trust
Milwaukee, WI 53202		September	U.S. Bancorp Fund		(for series not
		2008.	Services, LLC, and		affiliated with
			its predecessors,		the Fund).
(May 1991 to July 2017).

Raymond B. Woolson	Trustee	Indefinite	President, Apogee	1	Trustee,
(age 60)		term*;	Group, Inc.		Advisors Series
615 E. Michigan Street		since	(financial consulting		Trust (for series
Milwaukee, WI 53202		January	firm) (1998 to present).		not affiliated
		2016.			with the Fund);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
16 portfolios),
DoubleLine
Opportunistic
Credit Fund and
DoubleLine
Income
Solutions Fund,
from 2010 to
present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of	Principal
	Position	Office and	Occupation
Name, Address	Held with	Length of	During Past
and Age	the Trust	Time Served	Five Years
Officers
Jeffrey T. Rauman(5)	President,	Indefinite	Senior Vice President, Compliance
(age 49)	Chief	term;	and Administration, U.S. Bancorp
615 E. Michigan Street	Executive	since	Fund Services, LLC (February 1996
Milwaukee, WI 53202	Officer and	December	to present.)
	Principal	2018.
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and
(age 57)	President,	term;	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Treasurer	since	Services, LLC (October 1998 to present).
Milwaukee, WI 53202	and	December
	Principal	2007.
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance
(age 47)	Treasurer	term;	and Administration, U.S. Bancorp Fund
615 E. Michigan Street		since	Services, LLC (June 2005 to present).
Milwaukee, WI 53202		September
2013.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance
(age 36)	Treasurer	term;	and Administration, U.S. Bancorp Fund
615 E. Michigan Street		since	Services, LLC (July 2010 to present).
Milwaukee, WI 53202		December
2018.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp
(age 61)	President,	term;	Fund Services, LLC and Vice President,
615 E. Michigan Street	Chief	since	U.S. Bank N.A. (February 2008
Milwaukee, WI 53202	Compliance	September	to present).
	Officer and	2009.
AML Officer

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of	Principal
	Position	Office and	Occupation
Name, Address	Held with	Length of	During Past
and Age	the Trust	Time Served	Five Years
Officers
Emily R. Enslow, Esq.	Vice	Indefinite	Vice President, U.S. Bancorp Fund
(age 32)	President	term;	Services, LLC (July 2013 to present).
615 E. Michigan Street	and	since
Milwaukee, WI 53202	Secretary	December
2017.

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2018, the Trust was comprised of 41 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	Mr. Redwine became an Independent Trustee on January 1, 2018.
(5)	Mr. Rauman was appointed by the Board as the new President, Chief Executive Officer and Principal Executive Officer of the Trust at the December 2018 Board meeting.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

ADDITIONAL INFORMATION

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-205-0523 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 5-6, 2018, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Capital Advisors, Inc. (the “Advisor”) on behalf of the Capital Advisors Growth Fund (the “Fund”).  At this meeting, and at a prior meeting held on October 17-18, 2018, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund, as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program and business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of July 31, 2018 on both an absolute basis and in comparison to its peer funds utilizing  Morningstar classifications and appropriate securities benchmarks.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  The Board also took into account that the Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing the Fund’s performance, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected market conditions. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as the Fund’s level of risk tolerance, may differ significantly from funds in the peer universe. The Trustees also discussed with the Advisor and considered that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Board therefore took into account the Advisor’s views as to the reasons for the Fund’s relative underperformance against peers and benchmarks over various time periods and its future outlook for the Fund. In considering the Fund’s performance, the Trustees placed greater emphasis on performance against peers as opposed to the unmanaged benchmark indices.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below its peer group median for the one-year, three-year, five-year, and ten-year periods.

The Board reviewed the performance of the Fund against broad-based securities market benchmarks.

The Board also considered the Fund’s performance compared to the Advisor’s similarly managed accounts and considered the reasons given by the Advisor for any differences.  The Board noted that the Advisor represented that differences in performance were primarily due to: (i) the ability to purchase certain stocks in separately managed accounts that are not available for the Fund and (ii) any other client-specific mandates in the separate accounts.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and the Advisor’s similarly managed separate accounts for other types of clients, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts for the Fund, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund’s Investor Class shares of 1.00% (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio was slightly above its peer group median but below its average, and the contractual advisory fee was above its peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio was below the peer group median and average and the contractual advisory fee was above the peer group median and average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund were below the peer group median and average as of the year ended July 31, 2018.  The Board also took into consideration the services the Advisor provides to its separately managed account clients, comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the management fees charged to the Fund were generally below the management fees charged to the Advisor’s separately managed account clients.

The Board determined that it would continue to monitor the appropriateness of the advisory fee for the Fund and concluded that, at this time, the fee to be paid to the Advisor was fair and reasonable.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

Advisor and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund.  The Board also considered that the Fund does not have a Rule 12b-1 fee or utilize “soft dollars.”  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

 No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fee, was fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interest of the Fund and its shareholders.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
Capital Advisors, Inc.
2222 South Utica Place, Suite 300
Tulsa, Oklahoma 74114

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street Suite 2900
Philadelphia, Pennsylvania  19102

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2018	FYE 12/31/2017
Audit Fees	$16,900	$16,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2018	FYE 12/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2018	FYE 12/31/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date    3/8/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date    3/8/19

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal
Financial Officer

Date    3/6/19

* Print the name and title of each signing officer under his or her signature.